招商银行IT设备采购框架合同

甲方合同编号：202501113

乙方合同编号： SC2025-1103-0022

甲方合同版本号：CMB-ITCG-2025V1

China Merchants Bank IT Equipment Procurement Framework Contract

Contract number of Party A: 202501113

Contract number for Party B: SC2025-1103-0022

Version of Party A's Contract: CMB-ITCG-2025V1

招商银行IT设备采购框架合同

甲方：招商银行股份有限公司

乙方：中烟商悦科技有限公司

甲、乙双方经过平等协商，在真实、充分地表达各自意愿的基础上，根据《中华人民共和国合同法》及其它相关法律的规定，就甲方购买乙方产品事宜达成如下一致条款，并由双方共同恪守。

第一条产品

1.1 产品明细

序号	产品名称	厂牌商标型号规格	单价（单位：元）	数量	小计（单位：元）
1	服务器C86	浪潮202101AS2	80,460.04	1,233	99,207,229.32
2	服务器GPU	浪潮H200	2,550,000.00	256	652,800,000.00
合计：					752,007,229.32
合同总价(大写)：人民币柒亿伍仟贰佰万仟贰佰贰拾玖元叁角贰分					
上述合同价款人民币¥752,007,229.32元，为含增值税价格。其中：增值税税率为13%					
注：合同价格包括包装、运输费、装卸费、安装、调试、保险、进出口报关、税款等交货前发生的所有费用及本合同约定维修保养期内的维修保养费用。					

产品详细配置清单见附件一

1.2产品产地：中国山东省济南市

1.3若甲方对产品的数量需求发生变化，乙方同意在接到甲方通知后按甲方实际需求提供相应产品，合同金额按实结算。

第二条产品质量要求及乙方保修责任

2.1乙方提供的产品必须是全新(包括零部件)的原厂产品，为合格产品，并保证该产品符合国家有关规定，如因不符合国家有关规定所造成的经济损失均由乙方承担；乙方所提供产品均需提供原厂质量保证书，在将产品交付甲方使用时，须将原厂出品所随机附带的全部配件、软件及说明书配齐同时交付甲方，且所有产品的型号与规格需与原包装箱相吻合

。

China Merchants Bank IT Equipment Procurement Framework Contract

Party A: China Merchants Bank Co., Ltd.

Party B: Zhongyan Shangyue Technology Co., Ltd.

After equal consultation and full expression of their respective intentions, Party A and Party B hereby agree on the following terms regarding Party A's purchase of Party B's products, in accordance with the Contract Law of the People's Republic of China and other relevant laws, which both parties shall jointly abide by.

Article 1 Product

1.1 Product Details

Order number	Product name	Label, trademark, model, and specifications	Unit-price (Unit: Yuan)	Quantity	Subtotal (Unit: Yuan)
1	Server C86	Wave 202101AS2	80, 460. 04	1, 233	99, 207, 229. 32
2	Server GPU	Inspur H200	2, 550, 000. 00	256	652, 800, 000. 00
Amount to :					752, 007, 229. 32
Total contract price (in words): RMB 752,229.32 yuan					
The total contract amount is RMB 752,007,229.32 (VAT-inclusive), with a VAT rate of 13%.					
Note: The contract price covers all pre-delivery expenses including packaging, transportation, loading/unloading, installation, commissioning, insurance, import/export customs clearance, and taxes, as well as maintenance costs during the agreed maintenance period specified in this contract.					

The detailed product configuration list is provided in Appendix 1.

1.2 Product origin: China Shandong Province Jinan City

1.3 If Party A changes its quantity requirements for the products, Party B shall provide the corresponding products upon Party A's notification, with the contract amount settled based on actual requirements.

Article 2: Product Quality Requirements and Party B's Warranty Obligations

2.1 The products supplied by Party B must be brand-new (including components) original factory products that are certified compliant with national regulations. Party B shall bear all economic losses arising from non-compliance with such regulations. All products provided by Party B must be accompanied by the original factory's quality warranty. Upon delivery to Party A, all original factory accessories, software, and manuals must be fully provided. Furthermore, all product models and specifications must match those on the original packaging.

2.2有关产品必须符合我国国家检测标准，或者具有质检局出具的产品检验合格证明，如厂家生产标准高于上述标准的，以最严格的质量标准为准。

2.3质量保证期(即免费维修保养期):乙方所提供的产品(软硬件)由乙方提供60 个月(期限为甲方验收通过之日算起)的免费维修保养服务，相应维修保养服务条款见附件二。免费保修期内非因甲方的人为故意原因而出现的质量问题，由乙方负责包修、包换或者包退，乙方承担修理、调换或退货的实际费用。不能修理或不能调换，按乙方不能交货处理。

2.4乙方所提供的产品若为进口产品，则必须具有合法的进口手续。

2.5乙方承诺本合同项下软件不存在恶意代码和后门，不提供违反法律法规的操作模块、功能和手段，有责任保证所提供软件的安全性。若违反此条而造成甲方损失的，乙方应承担 相关的经济损失和法律责任。

第三条乙方声明与保证

3.1乙方特此声明并保证其所提供的产品符合《产品质量法》、《消费者权益保护法》及其它相关法律法规的规定且不存在任何侵犯第三方所有权、知识产权等权利和违反公序良俗等情形。若因上述声明不实致使甲方收到任何第三方的索赔、投诉或面临其他任何风险时，乙方应负责排除及妥善处理，如乙方怠于排除及处理的，如甲方自行或委托第三方处理的，因此产生的一切费用由乙方承担。

3.2因乙方违反声明和保证导致甲方产生的任何成本、费用(包括但不限于律师费用)、信用、名誉方面的损失或支出，乙方愿意无条件承担全额赔偿责任。

第四条乙方责任

4.1乙方在执行合同时应建立完善的内控机制，遵守中国法律、法规，执行甲方转达的监管机构的相关要求。

4.2服务连续性要求。乙方应制定本合同下服务中断应急处理预案，提前准备并维护好相关资源，保证为甲方提供服务的连续性做出妥善安排。乙方提供的服务连续性保障措施应满足甲方相应业务连续性的要求。乙方应配合甲方进行业务连续性演练，配合甲方针对业务连续性管理进行的监控活动。服务连续性预案见附件三。

4.3 乙方及/或乙方人员不得以甲方或其辖属分支机构的名义开展活动，

第五条交货时间、地点、方式和验收

2.2 The product must comply with China's national testing standards or possess a product inspection certificate issued by the Quality Inspection Bureau, as required by the manufacturer. Where the production standard is higher than the above standards, the most stringent quality standard shall prevail.

2.3 Warranty Period (Free Repair and Maintenance): Party B shall provide free repair and maintenance services for 60 months for the products (software and hardware) it supplies, calculated from the date Party A accepts them. The specific terms are detailed in Appendix II. During this warranty period, Party B shall be responsible for repair, replacement, or return of quality issues not caused by Party A's intentional actions, bearing all associated costs. If repairs or replacements are impossible, Party B shall be deemed unable to deliver the products.

2.4 If the products supplied by Party B are imported, they must have valid import documentation.

2.5 Party B undertakes that the software under this contract contains no malicious code or backdoor, and shall not provide any operation modules, functions, or methods that violate laws and regulations. Party B is responsible for ensuring the security of the provided software. If Party B violates this clause and causes losses to Party A, Party B shall be liable for the related economic losses and legal liabilities.

Article 3: Party B's Declarations and Guarantees

3.1 Party B hereby declares and warrants that the products it provides comply with the Product Quality Law, the Consumer Rights Protection Law, and other relevant laws and regulations, and that they do not infringe upon third-party ownership, intellectual property rights, or violate public order and good morals. If any claim, complaint, or other risk arises from Party A due to any misrepresentation in this declaration, Party B shall be responsible for resolving and properly addressing the matter. Should Party B fail to address the issue, and Party A resolves it independently or through a third party, all resulting costs shall be borne by Party B.

3.2 Party B shall be fully liable for all costs, expenses (including but not limited to legal fees), and losses or expenditures incurred by Party A due to Party B's breach of the declaration and guarantee, including but not limited to those related to credit and reputation.

Article 4: Responsibilities of Party B

4.1 Party B shall establish a sound internal control mechanism during the execution of the contract, comply with the laws and regulations of China, and implement the relevant requirements of the regulatory authorities conveyed by Party A.

4.2 Service Continuity Requirements. Party B shall develop an emergency response plan for service interruptions under this contract, prepare and maintain relevant resources in advance, and make appropriate arrangements to ensure service continuity for Party A. The service continuity safeguards provided by Party B shall meet Party A's corresponding business continuity requirements. Party B shall cooperate with Party A in conducting business continuity drills and participate in monitoring activities related to business continuity management. The service continuity contingency plan is detailed in Appendix 3.

4.3 Party B and/or its personnel shall not conduct any activities under the name of Party A or its affiliated branches.

Article 5: Delivery Time, Location, Method, and Acceptance

5.1 乙方应于本合同签订之日起30个工作日内负责自费运送上述所购产品到甲方如下指定地点交付给甲方：

配置说明	套餐编号	数目（台）	地址
服务器C86	202501 AS1	726	深圳蛇口：广东省深圳市南山区蛇口工业五路蛇口网谷离岸数据中心
服务器C86	202501 AS1	507	深圳蛇口：广东省深圳市南山区蛇口工业五路蛇口网**谷离岸数据中心**
服务器GPU	202501 A1	256	深圳平湖西：深圳市龙岗区中环大道18号招商银行**金融创新大厦**

当产品运抵甲方现场时，双方仅清点外箱箱数，在安装调试时，双方应到场，由乙方负责拆箱并安装至甲方指定位置，双方检查包装外观有无损坏和破损。对照乙方提供的经甲方事先确认“详细配置清单”点货，确认甲方是否收到“详细配置清单”上所列的货物，且乙方在运输过程中没有损坏货物，由双方签署初步验货备忘录。产品经由乙方安装调试，试运行正常1 个月后视为产品验收合格，交付完成。如验收未通过，视为乙方未完成产品交付。运送、安装、调试产生的费用由乙方承担。

5.2乙方提供的产品应符合本合同约定的具体规格和质量要求，产品数量正确。

5.3若甲方有要求，乙方必须向甲方提供产品质量合格证书、三包凭证及其他相关凭证。

5.4乙方交付的产品应采取足以保护该产品的坚固包装，乙方应根据货物的不同特性和要求采取防潮、防水、防锈、防震等保护措施，以确保产品安全无损地到达交甲方指定交货地点。

第六条付款方式

6.1 本合同款项根据甲方签发的订单及乙方交付的数量一次付清，付款方式如下：

6.1.1乙方须按照甲方指定的验收报告版本进行填写，并随产品寄至5.1条指定地点；

6.1.2 甲方收到产品并进行验收，甲方验收合格后，甲方填写验收报告；

6.1.3 甲方确认产品验收合格，乙方应按照甲方的要求向甲方提供与本项目付款金额等额的、符合国家规定的合格增值税专用发票，甲方收到乙方开具的与本项目付款金额等额的、符合国家规定的合格增值税专用发票并审核无误后60个工作日内，支付合同总额100%款项。

5.1 Party B shall, within 30 working days from the date of execution of this contract, arrange for the delivery of the aforementioned purchased products to the designated location specified by Party A at Party A's expense.

Configuration	Plan number	Number (units)	Address
Server C86	202501 AS1	726	Shekou, Shenzhen: Offshore Data Center of Shekou Net Valley, located on Shekou Industrial 5th Road, Nanshan District, Shenzhen, Guangdong Province
Server C86	202501 AS1	507	Shekou, Shenzhen: Shekou Industrial Road 5, Nanshan District, Shenzhen, Guangdong Province Gu Li Offshore Data Center
Server GPU	202501 A1	256	Shenzhen Pinghu West: China Merchants Bank, 18 Zhonghuan Avenue, Longgang District, Shenzhen Financial Innovation Building

When the product arrives at Party A's site, both parties shall only count the number of outer boxes. During installation and commissioning, both parties shall be present, with Party B responsible for unpacking and installing the product at the location designated by Party A. Both parties shall inspect the packaging for any damage or breakage. They shall compare the goods against the "Detailed Configuration List" provided by Party B and pre-approved by Party A, confirming whether Party A has received the goods listed in the "Detailed Configuration List" and that Party B did not damage the goods during transportation. Both parties shall then sign a preliminary goods inspection memorandum. The product shall be deemed accepted after one month of normal operation following installation, commissioning, and trial operation by Party B. If the acceptance is not passed, it shall be considered that Party B has not completed the product delivery. All costs incurred during transportation, installation, and commissioning shall be borne by Party B.

5.2 The products supplied by Party B shall meet the specific specifications and quality requirements stipulated in this contract, and the quantity shall be accurate.

5.3 If Party A requests, Party B shall provide Party A with the product quality certificate, warranty certificate, and other relevant documents.

5.4 The products delivered by Party B shall be packed in strong packaging sufficient to protect the products. Party B shall take protective measures such as moisture-proof, waterproof, rust-proof and shock-proof according to the different characteristics and requirements of the goods to ensure that the products arrive at the delivery place specified by Party A safely and without damage.

Article 6: Methods of Payment

6.1 The contract payment shall be settled in full upon Party A's order and Party B's delivery, with the payment method as follows:

6.1.1 Party B shall complete the acceptance report in the version designated by Party A and submit it with the product to the location specified in Article 5.1.

6.1.2 Party A receives the product and conducts acceptance inspection. Upon successful inspection, Party A completes the acceptance report.

6.1.3 Upon Party A's confirmation of the product's acceptance, Party B shall provide Party A with a VAT special invoice meeting national standards, equivalent to the project payment amount. Within 60 working days after Party A receives and verifies the invoice, Party A shall pay 100% of the total contract amount.

第七条增值税专用发票要求

7.1乙方应按照甲方的要求向甲方提供与当期付款金额等额的、符合国家规定的合格增值税专用发票，甲方收到乙方开具的与当期付款金额等额的、符合国家规定的合格增值税专用发票并审核无误后60个工作日内，支付合同款的当期金额。

7.2因乙方未能提供增值税专用发票或提供给甲方的增值税专用发票不合格，乙方应根据甲方要求重新提供合格增值税发票。若无法提供，甲方在对合同约定的应付当期价款扣除因乙方未能提供增值税专用发票而造成甲方无法抵扣的直接损失(即甲方未能抵扣的税款)后予以支付。

7.3发票不合格包括但不限于以下情形：开具虚假、作废等无效发票或者违反国家法律法规开具、提供发票的；开具发票种类错误；开具发票税率与合同约定不符；发票上的信息错误；因乙方迟延送达、开具错误等原因造成发票认证失败等。

甲方开票信息如下：

纳税人名称：招商银行股份有限公司

纳税识别号：9144030010001686XA

公司地址：深圳市福田区深南大道7088号招商银行大厦

开户行：招商银行总行营业部

银行账户：813180131510001

电话：0755-83198888

第八条不可抗力和政府行为

8.1如因战争、洪水、台风、地震等不可抗力原因造成合同一方不能按期履行合同的，该方履行期限可相应顺延，对于由此造成的损失，双方均不承担责任。

8.2受不可抗力影响不能按期履行的一方，应当在不可抗力发生后最短时间内以快递邮件或传真书面方式通知合同对方当事人，并在合理期限内提供有关权威机构的有效证明。收到发生不可抗力通知的一方须立即采取适当措施防止上述不可抗力造成的损失后果扩大，没有采取适当措施致使损失扩大的，不得就扩大的损失要求赔偿。

8.3受不可抗力影响而不能按期履行的一方，应在不可抗力终止或消除后尽快通过书面

Article 7: Requirements for Special Value-Added Tax (VAT) Invoices

7.1 Party B shall provide Party A with a VAT special invoice meeting national standards and equivalent to the current payment amount as required. Within 60 working days after Party A receives and verifies the invoice, Party A shall pay the current installment of the contract amount.

7.2 If Party B fails to provide a VAT special invoice or the provided invoice is non-compliant, Party B shall reissue a compliant VAT invoice as required by Party A. Should Party B fail to comply, Party A shall make payment after deducting the direct loss (i.e., the undeductible tax amount) caused by Party B's failure to provide the VAT special invoice from the current period's payable amount stipulated in the contract.

7.3 Invoice non-compliance includes, but is not limited to: issuing invalid invoices (e.g., forged or voided) or violating national laws and regulations in invoice issuance; incorrect invoice type; tax rate discrepancies with contractual agreements; erroneous invoice information; or invoice authentication failure due to Party B's delayed delivery or issuance errors.

Party A's invoice details are as follows:

Taxpayer name: China Merchants Bank Co., Ltd.

Tax identification number: 9144030010001686XA

Company Address: China Merchants Bank Building, 7088 Shennan Avenue, Futian District, Shenzhen

Bank: China Merchants Bank Head Office Business Department

Bank account: 813180131510001

Tel: 0755-83198888

Article 8: Force Majeure and Government Actions

8.1 In the event that a party to the contract is unable to perform its obligations on time due to force majeure events such as war, flood, typhoon, or earthquake, the performance deadline may be extended accordingly. Neither party shall be liable for any losses incurred as a result.

8.2 If a party is unable to perform its obligations on schedule due to force majeure, it shall notify the other party in writing via express mail or fax within the shortest possible time after the occurrence of force majeure, and provide valid proof from an authoritative institution within a reasonable period. The party receiving the notice must immediately take appropriate measures to prevent the expansion of losses caused by the force majeure. Failure to take such measures resulting in loss escalation shall not entitle the affected party to claim compensation for the expanded losses.

8.3 If a party is unable to perform its obligations on schedule due to force majeure, it shall promptly notify the other party in writing upon the termination or elimination of such force majeure.

方式通知合同对方当事人。如果不可抗力持续时间超过30日，合同双方应通过友好协商解决合同以后的执行问题。

8.4因政府颁布法律、法规、命令及其他政府行为或任何其他第三方的原因导致甲方不能履行本合同所约定义务的，不视为甲方的违约行为。

第九条知识产权

10.1 乙方保证其提供的产品、服务及提交给甲方使用的软件(任何程序和源代码，包括维护期的升级软件)、作品、硬件、设备或其他技术成果具有完整的知识产权和所有权或合法授权，在知识产权或其他权益方面没有侵犯第三方的专利权、版权、商标权等知识产权或其他权利；乙方同时保证甲方使用乙方提供的产品、服务及软件、作品、硬件、设备、其他技术成果或其任何一部分，或将上述产品、服务、软件、作品、硬件、设备及其他技术成果与甲方的业务全部或部分结合使用时，没有侵犯第三方的专利权、版权、商标权等知识产权或其他权利。若因乙方违反上述保证而导致甲方构成侵犯第三方知识产权或其他权利的，乙方应向甲方承担全部责任，使甲方免受任何损害，包括尽一切努力负责排除或解决相关侵权纠纷，通过受让或其他方式获得相关标的物的所有权或知识产权或授权许可；若因此导致甲方增加任何成本、费用或产生损失的，乙方应负责赔偿甲方全部损失，包括但不限于经济损失、律师费、差旅费、诉讼费、保全费、鉴定费等。

第十条　违约责任：

11.1乙方不能按本合同约定交付产品的，甲方有权按每延期一日按订单价款总额的0.5%的标准计收违约金。逾期交货达90日的，甲方有权解除合同，乙方应当退还甲方已支付的合同款项，并应按合同价款总额的5%向甲方支付违约金，若违约金不足以弥补甲方的损失，则甲方有权要求乙方赔偿损失。

11.2乙方提供的产品如因规格或质量、或其他要求不符合约定的，甲方有权选择行使下列任一权利：

(1)要求乙方在30 日内更换不符合合同约定要求的产品，并有权要求乙方向甲方支付因不符合同约定而需更换的产品的价款总额0.5%作为违约金。若乙方未按时进行更换的，甲方有权按每延期一日按合同价款总额的0.5%的标准计收违约金。逾期更换达90 日的，甲方有权解除合同，乙方还应按合同价款总额的5%向甲方支付违约金，若违约金不足以弥补甲方的损失，则甲方有权要求乙方赔偿损失。

Notify the other party of the contract. If the force majeure lasts more than 30 days, both parties shall resolve the contract's future execution through friendly negotiations.

8.4 If Party A is unable to perform its contractual obligations due to government-issued laws, regulations, orders, or other governmental actions, or any third-party causes, such circumstances shall not be deemed as a breach of contract by Party A.

Article 9: Intellectual Property Rights

10.1 Party B hereby warrants that all products, services, software (including maintenance period upgrades), works, hardware, equipment, or other technical achievements provided to Party A possess complete intellectual property rights and ownership or valid licenses, and that no third-party patents, copyrights, trademarks, or other intellectual property rights are infringed. Party B further guarantees that Party A's use of these products, services, software, works, hardware, equipment, or any portion thereof, or their integration with Party A's business operations, does not infringe third-party intellectual property rights. Should Party B's breach of these warranties result in Party A's infringement of third-party intellectual property rights, Party B shall be fully liable to Party A, including but not limited to: making every effort to resolve infringement disputes, obtaining ownership or licensing rights through transfer or other means, and compensating Party A for all losses incurred, including but not limited to economic losses.

Losses, attorney fees, travel expenses, litigation costs, preservation fees, and appraisal fees.

Article 10: Liability for Breach of Contract:

11.1 If Party B fails to deliver the products as stipulated in this contract, Party A shall be entitled to charge a penalty of 0.5% of the total order amount per day of delay. If the delivery is delayed for 90 consecutive days, Party A may terminate the contract. In such case, Party B shall refund all payments made by Party A and pay a penalty of 5% of the total contract amount. If the penalty is insufficient to cover Party A's losses, Party A may claim additional compensation from Party B.

11.2 If the products supplied by Party B fail to meet the agreed specifications, quality standards, or other requirements, Party A may exercise any of the following rights:

(1) Party B shall replace non-conforming products within 30 days and may claim a penalty of 0.5% of the total product value from Party A for non-compliance. If Party B fails to replace the products on time, Party A may charge a penalty of 0.5% of the total contract value per day of delay. If the replacement is delayed for 90 days, Party A may terminate the contract, and Party B shall pay an additional penalty of 5% of the total contract value. If the penalty is insufficient to cover Party A's losses, Party A may claim compensation from Party B.

(2)对不符合约定的产品进行退货处理，不予支付相关货款，并有权要求乙方按照合同价款总额20%向甲方支付违约金，若违约金不足以弥补甲方的损失，则甲方有权要求乙方赔偿损失。

(3)解除本合同，不予支付货款，并有权要求乙方按照合同价款总额50%向甲方支付违约金。

11.3乙方提供的产品如出现数量短缺的，甲方有权要求乙方继续履行或按实结算合同价款，并有权要求乙方按照合同价款总额6%向甲方支付违约金。

11.4其他违约事项，由违约方按照给对方当事人造成的实际损失承担违约责任。

11.5对于乙方应向甲方支付的违约金、损害赔偿金，甲方有权从其应支付给乙方的合同价款中扣除，不足部分，甲方保留继续追索的权利。

第十一条质量鉴定

12.1因产品的质量问题发生争议，由国家质检部门认可的检测机构进行质量鉴定，该鉴定结论是终局的，甲乙双方应当接受。

第十二条争议解决

13.1凡因本合同引起的或与本合同有关的任何争议，首先由甲乙双方协商解决；协商不成的，任何一方可向甲方所在地法院起诉。

第十三条其他

14.1 本合同自双方法定代表人(负责人)或授权代理人签字并加盖合同专用章或公章后生效。

14.2本合同一式贰份，双方各执壹份，具有相同的法律效力。

14.3本合同文件组成及解释顺序：

■组成合同的各个文件是一个整体，彼此相互解释，互为说明。除本合同另有约定外，组成本合同的文件及优先解释顺序如下：

1、合同补充协议(如有)；

2、本合同条款及附件；

3、采购结果通知书；

4、谈判承诺；

5、谈判文件、谈判响应文件及其澄清文件(如有)。

不同次序的合同文件内容不一致时，按照次序在先的协议文件进行解释；如次序在先的协议文件内容没有约定的，按法律法规或行业标准进行解释；同一次序的合同文件内容含糊

(2) For products failing to meet the agreed specifications, the buyer shall process returns, withhold payment for the relevant goods, and may demand the seller to pay a penalty of 20% of the total contract price to the buyer. If the penalty is insufficient to cover the buyer's losses, the buyer may further claim compensation from the seller.

(3) Upon termination of this contract, Party B shall not be entitled to payment of the goods and may demand that Party A pay a penalty of 50% of the total contract price.

11.3 If the products supplied by Party B are short in quantity, Party A may require Party B to either continue performance or settle the contract price based on the actual quantity, and may also demand a penalty of 6% of the total contract price.

11.4 For other breaches, the breaching party shall be liable for the actual losses caused to the other party.

11.5 For the liquidated damages and compensation for damages payable by Party B to Party A, Party A reserves the right to deduct such amounts from the contract price payable to Party B. If the amount is insufficient, Party A reserves the right to pursue further claims.

Article 11: Quality Assessment

12.1 Any dispute arising from product quality shall be subject to final quality assessment by a testing institution accredited by the national quality inspection authority. Both parties shall accept the assessment results as final.

Article 12: Dispute Resolution

13.1 Any dispute arising from or in connection with this contract shall first be resolved through negotiation between Party A and Party B. If no agreement is reached, either party may file a lawsuit with the court in Party A's jurisdiction.

Article 13: Other

14.1 This contract shall come into force upon being signed by the legal representatives (or authorized agents) of both parties and bearing the contract-specific seal or official seal.

14.2 This contract is executed in duplicate, with each party holding one copy, both copies being legally binding.

14.3 Composition and Interpretation Order of This Contract Document:

■The documents constituting this contract form an integrated whole, mutually interpreting and explaining each other. Unless otherwise stipulated herein, the documents comprising this contract and their respective priority of interpretation are as follows:

1、 Contract Supplemental Agreement (if applicable);

2、 The terms and conditions of this contract and its annexes;

3、 Purchase Results Notification;

4、 Negotiation commitment;

5、 Negotiation documents, negotiation response documents and their clarifications (if any).

In the event of discrepancies in the content of contract documents with different precedence, the agreement document with earlier precedence shall be interpreted; if the earlier precedence

If the agreement document does not specify, the content shall be interpreted according to laws, regulations, or industry standards; if the content of the contract documents in the same sequence is ambiguous

，按第13条约定的办法解决。

☑双方均承认其已审阅、理解本合同及相关附件的内容，并同意取代甲乙双方之间关于此次合作所做出的任何口头或书面的承诺。

, in accordance with the method stipulated in Article 13.

☑Both parties acknowledge having reviewed and understood the contents of this contract and its annexes, and agree to supersede all verbal or written commitments made between Party A and Party B regarding this cooperation.

本合同附件是本合同不可分割的组成部分，与本合同具有同等法律效力。

14.4本项目乙方联系方式：

联系地址：广北京市广渠门外大街首东国际大厦A座602

联系人：付万明

电话：15622892602

14.5本项目附件：

附件一：维修保养服务条款

附件二：服务连续性预案

The appendix to this contract is an integral part of this contract and has the same legal effect as this contract.

14.4 Contact Information for Party B of This Project:

Contact address: 602, Block A, Shou Dong International Building, Guangqumenwai Street, Guangzhou, China

Contact: Fu Wanming

Tel: 15622892602

14.5 Project Attachments:

Annex 1: Maintenance Service Terms

Appendix 2: Service Continuity Plan

附件一维修保养服务条款

本地化服务

浪潮对本项目实施全方位的本地化服务。浪潮现已在国内建立了完整的支持服务体系，有超过1000名经验丰富的硬件、软件和网络支持服务工程师，分布在全国几十个主要的支持服务网点，承担着当地用户的技术服务与支持的重任，浪潮不仅在北京、济南等市设有售后服务机构，同时浪潮在全国主要城市也设有售后服务网点，我们将充分利用浪潮各分支机构的本地化优势，为本项目提供本地化的客户服务，这不仅能够保证系统有效、安全的运行，又能得到及时地升级维护，确保系统的高质量和技术的领先。

在全国30多个省、直辖市、自治区设有分支机构并常年驻有技术、服务及管理人员。

Attachment 1: Maintenance and Service Terms

Localization service

Inspur provides end-to-end localized services for this project. The company has established a comprehensive support network across China, with over 1,000 experienced engineers specializing in hardware, software, and network support. These engineers are deployed at dozens of major service centers nationwide, delivering technical support to local users. In addition to after-sales service centers in cities like Beijing and Jinan, Inspur maintains service outlets in key cities across the country. By leveraging the localized expertise of its branches, we will provide tailored customer support for this project. This approach ensures not only the system's efficient and secure operation but also timely upgrades and maintenance, guaranteeing high-quality performance and technological leadership.

It has branches in more than 30 provinces, municipalities and autonomous regions, and has technical, service and management personnel stationed there all year round.

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甲方：

招商银行股份有限公司

地址：深圳市深南大道7088号

法定代表人或授权代理人：

电话：0755-86206666

传真：0755-86206003

邮编：518040

乙方：

中烟商悦科技有限公司

地址：北京市广渠门外大街首东国际大厦A座602

法定代表人或授权代理人：薛云梅

电话：010-59792928

传真：010-65261806

邮编：100022

This Page Is a Signature Page With No Text.

first party：

China Merchants Bank Co., Ltd.

Address: No.7088 Shennan Avenue, Shenzhen

Legal representative or authorized agent:

Tel: 0755-86206666

Fax: 0755-86206003

Postal code: 518040

second party：

China Tobacco Shangyue Technology Co., Ltd.

Address: Shoudong International Building, Guangqumenwai Street, Beijing

Room 602, [illegible]

Legal representative or authorized agent:

Phone:010-59792928

Fax: 010-65261806

Zip code: 100022

现场响应服务

自收到用户的服务请求后，对于通过电话无法解决的问题，我们将故障详细情况反馈给浪潮技术支持工程师，技术支持工程师会在第一时间到用户现场服务。如果遇到重大技术问题，我们将及时组织有关技术专家进行会诊。总之，我们将以最快的速度解决用户的问题。

电话支持服务

浪潮将为最终用户提供终身7天×24小时的电话及传真支持，如果用户使用的系统出现技术故障，如用户不能解决，都可以通过电话得到支持与帮助，电话服务请求的响应时间为10分钟。用户仔细记录故障现象，然后通过电话与我们联系，技术工程师在尽可能短的时间内协助和指导用户制定解决问题的方案，然后由用户反馈给我们解决方案是否有效，我们会依据反馈信息决定进一步的支持措施。

如用户设备或软件出现故障，情况紧急，已严重影响到工作中关键事务的正常处理，即使在非工作时间，用户也可以通过手机与我们的项目经理联系取得联系，我们将采取有效措施(包括上门)进行故障排除。

同时我们为本项目建立专门的VIP服务热线：

本项目SOS服务专线：18660120625(顾春波)

本项目大客户服务专线：18660120612(大客户服务专员)

本项目项目经理：18675501109(刘昭志)

本项目技术经理：18588281135(刘昌华))我们将确保各专线7×24小时畅通，由专人负责接听与响应，

本项目指定金融售后服务经理：15064061738(王海彬)

全国统一支持热线：800-860-0011

On-site response service

Upon receiving a service request, we will escalate unresolved issues to Inspur's technical support engineers for detailed troubleshooting. Our engineers will promptly visit the user's location to provide assistance. For complex technical challenges, we will immediately convene a multidisciplinary expert panel for diagnosis. We are committed to resolving user issues with the utmost efficiency.

Phone support service

Inspur provides end-users with 24/7 telephone and fax support. For technical issues in the system that users cannot resolve independently, we offer immediate assistance via phone. All support requests are processed within 10 minutes. Users should document the fault symptoms in detail and contact us by phone. Our technical engineers will promptly assist in developing solutions, and users will provide feedback on the effectiveness of the solutions. Based on this feedback, we will determine the appropriate next steps for support.

If your device or software malfunctions and severely disrupts critical work processes, you can contact our project manager via mobile even outside business hours. We will take immediate action, including on-site troubleshooting.

We have also set up a dedicated VIP service hotline for this project:

For this project, please contact the SOS hotline: 18660120625 (Gu Chunbo)

Customer service hotline for major clients: 18660120612 (Major Client Service Specialist)

Project Manager: Liu Zhaozhi (Tel: 18675501109)

Technical Manager: 18588281135 (Liu Changhua). We will ensure uninterrupted operation of all dedicated lines 24/7, managed by dedicated personnel.
The person is responsible for answering and responding.

The designated financial after-sales service manager for this project is Wang Haibin, phone: 15064061738.

National support hotline: 800-860-0011

调优服务和定期巡防

浪潮技术服务中心将为用户提供调优服务和定期巡防，帮助用户发现问题，并及时解决问题。其中：调优服务每年提供两次，定期巡检深圳上海机房每2周提供一次。质保期内，以上服务均为免费。浪潮软、硬件技术支持工程师还将定期成不定期到用户现场走访，对系统运行及服务情况检查，帮助用户解决在使用过程中所存在的问题，寻求系统的最佳配置帮助用户进行预防性的维护和提供软、硬件的升级服务。

人员安排

我公司现已在国内建立了完整的支持服务体系，有多名经验丰富的硬件、软件和网络支持服务工程师，分布在全国几十个主要的支持服务网点，承担着本项目当地用户的技术服务与支持的重任。

同时针对金融行业大客户，浪潮配置了专职金融行业支持服务工程师，不与其他行业复用，对金融行业更为的专注，能够为客户提供更优质的服务。下表是各省市专职金融行业支持服务工程师配置情况，为当地金融用户提供快捷的全方位本地化服务。

部门	姓名	手机	EMAIL
深圳	王海彬	15064061738	Wanghaibin@inspur.com
上海	杨建平	18615265004	yangjp@inspur.com

售后服务分工响应程序

浪潮公司本着对用户负责的基本原则，为了严谨、认真地为用户服务，保障用户的切身利益，详细地细化售后服务分工响应程序。根据用户服务请求分辨是要求网络支持、硬件维修、还是软件维护，然后做出不同的分工响应，提供全面的系统整体支持服务，使用户系统运行更为可靠、稳定。

故障诊断及维修

浪潮提供在主流操作系统或硬件中，能够查看硬件状况、问题的相关软件。当故障发生时，浪潮将会安排工程师进行现场进行日志收集、故障诊断及备件更换等维修服务，以恢复故障设备的可用状态。

紧急现场救援服务

当一线工程师在4小时内无法诊断定位或解决问题，浪潮将提高服务响应级别。必要时将大范围更换备件以快速恢复设备到正常状态。

每次现场服务后浪潮向用户提交维护技术服务工作报告，对未完全解决的问题，服务工程师须至少每天与用户工程师联系，跟踪问题，分析协商处理方案，直至问题解决。

Optimize Services and Conduct Regular Patrols.

Inspur Technology Service Center provides users with optimization services and regular inspections to help identify and resolve issues promptly. Specifically, optimization services are offered twice annually, while regular inspections for the Shenzhen and Shanghai data centers are conducted every two weeks. All these services are free during the warranty period. Additionally, Inspur's software and hardware technical support engineers conduct regular and ad-hoc on-site visits to monitor system performance and service conditions, assist users in resolving operational issues, and provide optimal system configurations for preventive maintenance and software/hardware upgrades.

Personnel Placement

Our company has established a comprehensive support service network across China, with a team of experienced hardware, software, and network engineers stationed at dozens of major service centers nationwide. These engineers are dedicated to providing technical support and services for local users of our project.

To better serve major clients in the financial sector, Inspur has established dedicated financial industry support engineers who are not shared with other industries, ensuring focused expertise and superior service quality. The table below details the deployment of these specialized engineers across provinces and cities,providing swift, comprehensive, and localized support services to local financial institutions.

Department	Surname and personal name	Cellphone	EMAIL
Shenzhen	Wang Haibin	15064061738	Wanghaibin@inspur.com
Shanghai	Junping Yang	18615265004	yangjp@inspur.com

After-Sales Service Division Response Program

Guided by its core principle of user accountability, Inspur meticulously structures its after-sales service framework to ensure rigorous service delivery and protect client interests. The company differentiates service requests—whether for network support, hardware repairs, or software maintenance—then assigns appropriate support to deliver comprehensive system support, ensuring more reliable and stable system performance.

Fault Diagnosis and Maintenance

Inspur provides software that monitors hardware status and issues in mainstream operating systems or hardware. When a failure occurs, Inspur will dispatch engineers to collect logs, diagnose the issue, and replace spare parts on-site to restore the device's availability.

Emergency on-site rescue services

If frontline engineers cannot diagnose, locate, or resolve the issue within 4 hours, Inspur will escalate the service response level. When necessary, we will replace spare parts on a large scale to quickly restore the equipment to normal operation.

After each on-site service, Inspur submits a maintenance technical service work report to the user. For unresolved issues, the service engineer must contact the user engineer daily to track the problem, analyze and negotiate a solution, until the issue is resolved.

对于不能立即确定原因的问题，进行问题跟踪和分析，直至问题解决；

在遇到故障或问题时，如果普通技术支持无法解决，根据贵行要求将直接安排研发人员进行现场技术支持。

每次维护完成还会提供维护记录，如非正常完成诊断和维修的，还提供相关报告。

为贵行提供正常维护记录每季度一次，非正常维修按需提供。

浪潮服务器的技术保障体系包括：技术中心、专家热线、维修中心、渠道技术联动体系保障。

产品技术中心和方案技术中心是提供技术源泉的核心，两大技术中心相结合，对全国服务提供技术食粮。主要包括浪潮全系列产品的技术支持、部件技术研究、疑难问题的解决处理及反馈等支持，以及重点项目、重大工程方案的制定及实施，建立并丰富技术资料库等，特别是丰富的技术及方案、系统资料库和高效的反馈机制，保证了对工程师在服务过程中处理及解决问题的有效支持。

专家热线人员由技术中心提供，确保了专家热线的服务质量和技术支持深度，保证了客户的需求能够在第一点得到厂家专业的服务支持，同时也为执行体有效解决客户问题打下了坚实的基础；同时专家热线还是疑难问题接入点和结果反馈点，服务中疑难问题通过专家热线过滤后提交给技术中心，技术中心的测试结果通过专家热线反馈给执行体和客户，是客户的问题能够得到快速有效的解决。

产品技术中心和方案技术中心的共同成长以及技术资料库的健全和完善，为内部培训机制输入充分必要的信息，通过全国性服务人员的培训计划，有计划、有目的的定期组织培训，确保了技术共享并保证了每一位执行人员技术水平的提升。人员水平提升，整体服务水平提升，整体服务要求水准提升，服务水平层次上升，以确保拥有更加专业的服务队伍。

维修中心和渠道不仅是具体的执行体，在技术中心和专家热线的全程参与之下，保质保量完成各项服务任务，同时也是客户应用环境、系统信息档案的收集者，疑难问题的反馈者，为与客户建立长期的技术交流与合作起到桥梁作用。

金融大客户技术培训服务

为保证用户买的放心用的舒心，维护安心，浪潮针对本项目成立了专门的培训项目小组，培训项目组严格按照 ISO9001 质量体系和 ISO14001环境体系标准制定了详细的培训计划书来整体维护和实施整个项目并保证培训的质量。

浪潮为建立自己的培训学院做了长期、大量的投资，至今已有15年的历史，浪潮致力于向用户提供高水平的培训服务。培训中心的课程涉及到计算机体系架构、服务器平台分析、服务器应用选型分析、服务器数据安全维护、应用系统设计、系统调试优化、排除故障、最新芯片技术、最新管理技术等，规范的培训课程和内容的设计都是集多年经验发展起来的。

浪潮根据多年的项目经验发现，技术培训对用户来说是十分必要的，培训将有助于用户更好的维护、管理系统，保证业务的稳定运行。在本次项目中，我方特安排了一大批经验丰富的培训讲师，针对本项目编写了培训教材，制定了一个详细的、完整的培训计划。

现场安装调试初级培训

在采购设备到货后，浪潮将派原厂工程师上门现场安装调试，并在安调过程中，对用户的技术人员进行随机培训和讲解，并可在保证设备安全和正常安调完成的情况下，指导客

For problems that cannot be immediately identified, track and analyze the issues until they are resolved.

If standard technical support cannot resolve a fault or issue, our bank will dispatch R&D personnel to provide on-site technical assistance as required.

Maintenance records are provided after each service. If the service is completed abnormally, a related report is also provided.

Provide your bank with regular maintenance records quarterly, and provide non-regular maintenance records as needed.

The technical support system of Inspur servers includes: technical center, expert hotline, maintenance center, and channel technical coordination body. It is a guarantee.

The Product Technology Center and Solution Technology Center serve as the core providers of technical resources. Their collaboration delivers technical expertise to support nationwide services. Key responsibilities include: technical support for Inspur's full product portfolio, component research, troubleshooting and feedback mechanisms, development and implementation of major projects and engineering solutions, as well as building and expanding technical databases. Particularly, the comprehensive technical and solution repositories, coupled with an efficient feedback system, ensure effective support for engineers in addressing service-related challenges.

The technical center provides expert hotline personnel, ensuring service quality and technical support depth. This guarantees manufacturers' professional service support for customer needs at the first point of contact, while also laying a solid foundation for the execution team to effectively resolve customer issues. Additionally, the expert hotline serves as both a problem-solving gateway and feedback channel. Difficult issues are filtered through the hotline and submitted to the technical center, whose test results are then relayed back to the execution team and customers via the hotline, ensuring swift and effective resolution of customer concerns.

The collaborative development of the Product Technology Center and Solution Technology Center, coupled with the robust enhancement of the technical database, provides essential information for internal training mechanisms. Through a nationwide training program for service personnel, we systematically organize regular training sessions to ensure technical knowledge sharing and continuously improve the technical proficiency of every staff member. This improvement in personnel capabilities elevates overall service quality, raises service standards, and enhances service levels, ultimately building a more professional service team.

The maintenance center and the channel are not only the concrete executor, but also the collector of the customer's application environment and the system information file, the feedback of the difficult problem, and the bridge to establish the long-term technical communication and cooperation with the customer.

Technical training services for major financial clients

To ensure users' confidence and satisfaction in purchasing and using the product, and to maintain peace of mind, Inspur has established a dedicated training team for this project. The team has developed a detailed training plan in strict compliance with ISO9001 Quality Management System and ISO14001 Environmental Management System standards, ensuring comprehensive project maintenance and implementation while guaranteeing training quality.

Inspur has made substantial long-term investments in establishing its training academy, which now boasts a 15-year legacy. The company is dedicated to delivering high-quality training services to users. The training center offers courses covering computer architecture, server platform analysis, server application selection, server data security maintenance, application system design, system debugging and optimization, troubleshooting, cutting-edge chip technologies, and advanced management techniques. These standardized training programs and content designs are the culmination of years of accumulated expertise.

Through years of project experience, Inspur has recognized the critical importance of technical training for users. Such training enables users to better maintain and manage systems, ensuring stable business operations. For this project, we have specially assembled a team of experienced trainers, developed customized training materials, and established a comprehensive and detailed training plan.

Basic Training for On-site Installation and Commissioning

Upon equipment delivery, Inspur will dispatch original factory engineers for on-site installation and commissioning. During this process, the engineers will provide technical support to ensure proper operation.

The household technicians receive random training and guidance, and can assist customers while ensuring equipment safety and the smooth completion of installation and adjustment.

户现场操作，加深理解和应用能力。

培训对象：用户的技术人员；

培训内容：讲解产品的结构、安装步骤、调试方法和系统配置等；

培训师资：由浪潮原厂工程师负责提供；

培训日期：现场安装时；

培训天数：与用户协商后确定

培训地点：安装现场；

培训教材：浪潮将提供书面或者电子版的培训教材；

培训费用：浪潮将自行承担授课费、教材费等。

集中的中级和高级培训

中级主要是面向有一定计算机管理和维护基础的用户，进行设备使用及应用级别的培训；高级是面向有较深计算机工作经验的用户，主要是设备使用、维护、管理、调优和故障排除等方面的内容，并在现有的基础上进行提高，我们本次为用户提供中高级的培训。

培训对象：用户及与本项目有关的其他人员；

培训内容：设备选型、设备使用、数据安全维护、设备管理和调优、故障排除以及其它高级内容；

培训师资：由浪潮原厂资深工程师负责培训，使用中文培训；

培训日期：由用户指定；

培训天数：与用户协商后确定

培训人数：与用户协商后确定

培训地点：国内（具体地点由用户指定）；

培训教材：浪潮为每位学员提供标准培训课程需要的原厂中文教材，教材包括纸质版和电子版；

培训费用：浪潮承担包括师资费、教材费等。

培训方式

为了保证较好的培训效果，在本次培训中采用理论和实践相结合的方式，具体形式包括用集中的基础理论培训和现场的实践技能培训两种，并提供中文的培训教材，详细情况如下：

集中授课培训

集中理论培训采用课堂授课方式，通过集中授课培训，使用户初步掌握服务器的架构、原理，服务器平台技术、服务器应用选型和服务器数据安全维护，以及常见故障的判断分析。

实物操作培训

On-site operation at the user's location to enhance understanding and application skills.

Training target: User technical staff:

Training content: explains product structure, installation procedures, debugging methods, and system configuration.

Training instructors: Provided by Inspur's in-house engineers.

Training date: During on-site installation;

Training duration: to be determined with the user

Training location: Installation site;

Training materials: Inspur will provide training materials in both printed and digital formats.

Training costs: Inspur will cover all expenses including instructor fees and teaching materials.

concentrated intermediate and advanced training

The intermediate program is designed for users with basic computer management and maintenance skills, providing training in equipment operation and application-level skills. The advanced program targets users with substantial computer experience, focusing on equipment usage, maintenance, management, optimization, and troubleshooting, while building upon existing knowledge. This session offers both intermediate and advanced training.

Target audience: Users and other personnel involved in this project.

Training content: equipment selection, equipment operation, data security maintenance, equipment management and optimization, troubleshooting, and other advanced topics.

Training instructors: The program is led by senior engineers from Inspur, with training conducted in Chinese.

Training date: User-specified

Training duration: to be determined with the user

Number of trainees: to be determined after consultation with users

Training location: Within China (user-designated location);

Training materials: Inspur provides each trainee with original Chinese textbooks for standard training courses, available in both print and digital formats.

Training costs: Inspur covers all expenses including instructor fees and textbook costs.

Training Method

To ensure optimal training outcomes, this program combines theoretical instruction with hands-on practice. The approach features both intensive foundational training and on-site skill development, with Chinese-language materials provided. For more details, please refer to the...

Below:

Concentrated training sessions

The intensive theoretical training adopts the classroom teaching method. Through the intensive teaching, users can initially master the server architecture and principle, server platform technology, server application selection and server data security maintenance, as well as the judgment and analysis of common faults.

Practical training on the use of physical objects

我们将通过服务器实物的演示，让用户对浪潮服务器有一个感性的认识，并能够对硬件设备进行一般的操作、维护和常见故障的判断分析。在上述的实践培训和实际操作过程中，我们将和您一起分析遇到的问题，并对您进行故障判断、排除等方面的实物培训。

培训进度计划

浪潮在北京、山东有自己固定的培训中心，但考虑到在本项目中，参加培训的人员会来自全国各地，因此我们将按照用户的要求，分批次进行培训。

1)确定培训对象：培训对象为用户及用户指定的人员。

2)确定培训日期和培训地点：在签定合同后供货结束前，我方将着手安排为用户进行培训，首先同贵行确认培训日期、培训地点以及详细的培训方案，确定培训方案细节后我们将向需要参加培训的人员发出培训通知，并及时安排培训讲师。

3)确定培训内容，编制培训教材：同用户确定培训时间和培训方案后，浪潮会安排相关培训讲师进行培训教材的编制，教材为中文教材，教材内容以服务器中高级培训教材为主，包括设备使用、管理、故障排除以及其它高级内容，并结合用户的具体应用，教材编写完成后会进行打印，在培训时保证参加培训的人员人手一份纸质版教材，此外浪潮还会为用户提供电子版培训教材。

4)安排培训设备：确定培训时间和需要参加培训的人员后，我们将着手进行培训设备的安排，用户可以根据需要决定是否分批进行。

5)培训人员：确定各地培训的人数和地点后将向贵行再一次发确认函，并通知参加培训人员报道时间和地点。

6)培训实施：进行培训实施，培训时间与用户协商后确定。

7)培训师资：浪潮承诺在本项目中安排多名高级讲师和中级讲师进行培训实施，每位讲师都获得了浪潮公司颁发的高级、中级讲师证书，提供中文培训；我方承诺培训教师都是原厂商公司的正式雇员，具体培训讲师请见培训讲师名单。

8)培训总结：培训结束后浪潮将对培训进行总结，浪潮会真诚听取贵行的建议和意见，以期待后续会有更好的培训效果。

培训内容及培训讲师

培训课程安排

在项目的实施过程中，我方将培训分为集中基础理论培训和实物操作培训两种。

我方将在浪潮模拟安装调试过程中，采用现场教学的方式，对用户进行实际动手能力的培训。

培训结束后，我们将安排进行认证考试，参加学习并顺利通过考核的客户人员，均可得到由浪潮颁发的“浪潮高级客户工程师认证证书”。

Through hands-on server demonstrations, we will help users gain a practical understanding of Inspur servers and master basic hardware operations, maintenance, and common troubleshooting. During the training sessions, we will collaborate with you to analyze challenges and provide hands-on guidance in fault diagnosis and resolution.

Training Schedule

Inspur has established dedicated training centers in Beijing and Shandong. However, given that participants in this project will come from across the country, we will conduct the training in batches as per user requirements.

1) Identify training participants: The training participants are users and their designated personnel.

2) Confirm training dates and venues: After contract signing and before supply completion, we will initiate training arrangements for the client. First, we will confirm the training dates, venues, and detailed program with your bank. Once finalized, we will notify participants and promptly assign trainers.

3) After finalizing the training schedule and program with the client, Inspur will assign qualified trainers to develop Chinese-language training materials. These materials will focus on intermediate-to-advanced server training, covering equipment operation, management, troubleshooting, and advanced topics, while incorporating the client's specific application scenarios. Upon completion, the materials will be printed and distributed to all trainees as printed copies. Additionally, Inspur will provide electronic versions of the training materials to the client.

4) Training equipment arrangement: After confirming the training schedule and participants, we will arrange the necessary equipment. Users may choose to conduct the training in batches as needed.

5) Training Personnel: After Finalizing the Number and Locations for Regional Training, We Will Send a Confirmation Letter to Your Bank and Notify the Trainees of the Reporting Time and Location.

6) Training implementation: The training schedule will be finalized after consultation with the user.

7) Training Faculty: Inspur pledges to deploy multiple certified senior and intermediate trainers for this program, all holding Inspur-issued professional certifications, with instruction in Chinese. All trainers are confirmed to be full-time employees of the original manufacturer, as detailed in the official trainer roster.

8) Training Summary: After the training concludes, Inspur will conduct a comprehensive review and sincerely consider your bank's feedback to ensure future training programs yield even better results.

Training Content and Trainers

Training Course Schedule

During the project implementation, we divided the training into two types: centralized basic theory training and practical operation training.

During the simulation installation and debugging process, we will provide hands-on training to users through on-site instruction.

Upon completing the training, we will administer a certification exam. Participants who successfully complete the course and pass the assessment will receive the 'Inspur Advanced Customer Engineer Certification' issued by Inspur.

附件三：服务连续性预案

服务连续性预案

1. 文档目的

为保证本项目(指本合同下的服务，下同)的按时稳定实施，避免由于乙方服务中断而引起项目内容中断、项目目标无法达成，故提前制定出现服务中断场景时的应急方案，作为突发服务中断事件时的联络与服务恢复依据。

2. 应急原则

乙方服务团队应制定规避措施和应急措施并进行落实，以降低突发事件发生的概率和影响。在出现各类突发事件时，乙方服务团队应在相应场景的约定时间内通知甲方项目负责人并采取必要的措施。

3. 更新机制

当本文档中的联络成员或其联系方式发生变更时，应在 5个工作日内更新本文档。当本文档中的应急场景或应急预案发生变更时，应首先与甲方项目负责人达成一致，之后在7个工作日内更新本文档。

6. 本文档更新记录

序号	日 期	文档版本	修订描述	文档作者
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Appendix 3: Service Continuity Plan

Service Continuity Plan

1. Document Purpose

To ensure the timely and stable execution of this project (the services under this contract, hereinafter referred to as "the Project") and prevent project interruptions or target failures caused by service disruptions from Party B, an emergency response plan for service interruptions has been prepared in advance. This plan serves as the basis for communication and service recovery during unexpected service interruptions.

2. Emergency Principle

Party B's service team shall develop and implement preventive and emergency measures to minimize the likelihood and impact of unexpected incidents. In the event of any such incidents, the team shall notify Party A's project manager within the agreed timeframe and take necessary actions.

3. Update Mechanism

If the contact members or their contact information in this document change, the document shall be updated within 5 working days. If the emergency scenarios or emergency plans in this document change, the document shall be updated within 7 working days after reaching an agreement with the project leader of Party A.

6. Document update history

Order number	Date	Document Version	Revision Description	Document author
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